UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 21, 2016

Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 16, 2016, an ad hoc group of certain of Stone Energy Corporation’s (“Stone” or the “Company”) stockholders (the “Stockholder Ad Hoc Group”) filed a motion (the “Equity Committee Motion”) to appoint an official committee of equity security holders in connection with the Company’s previously announced Chapter 11 proceedings. On December 20, 2016, the Company entered into new confidentiality agreements (collectively, the “Confidentiality Agreements”) with an ad hoc group (the “Noteholder Ad Hoc Group”) of certain holders of the Company’s (i) 1 3/4% Senior Convertible Notes due 2017, and (ii) 7 1/2% Senior Notes due 2022. The Company engaged in discussions with, among others, the Stockholder Ad Hoc Group to reach a resolution of the Equity Committee Motion. On December 21, 2016, the Company reached a settlement agreement with the Stockholder Ad Hoc Group (the “Settlement”), which is also supported by the Noteholder Ad Hoc Group. Pursuant to the terms of the Confidentiality Agreements, Stone has agreed to publicly disclose all material non-public information regarding the Company that was provided to the Noteholder Ad Hoc Group and its legal and financial advisors, which consists of the following summary of the Settlement.

The Settlement provides, among other things, that (a) the Company will amend (the “Amendment”) its First Amended Joint Prepackaged Plan of Reorganization (the “Existing Plan”) to provide that Stone’s existing stockholders will receive their pro rata share of (i) 5% of reorganized Stone’s common stock compared to 4% as contemplated by the Existing Plan, and (ii) warrants for ownership of 15% of reorganized Stone’s common equity exercisable upon the company reaching certain benchmarks pursuant to the terms of the proposed new warrants compared to 10% as contemplated by the Existing Plan, (b) Stone will reimburse up to $1.0 million of the Stockholder Ad Hoc Group’s reasonable and documented out-of-pocket fees and expenses, (c) no member of the Stockholder Ad Hoc Group, nor any professional representing such group, will object or otherwise contest the Existing Plan as amended by the Amendment, (d) if a Stone stockholder opts-out of or otherwise interferes with the consummation of the Existing Plan, as amended by the Amendment, they will not receive their pro rata share of the common stock or warrants set forth in clause (a), (e) if an official committee of equity security holders is appointed by the U.S. Bankruptcy Court for the Southern District of Texas (the “Court”), then Stone’s existing stockholders will instead receive their pro rata share of (i) 4% of reorganized Stone’s common stock, and (ii) warrants for ownership of 10% of reorganized Stone’s common equity and (f) the releases and exculpation provisions will include the Stockholder Ad Hoc Group and its professionals. The Company expects to file the Amendment with the Court by the end of the year and expects to file a Current Report on Form 8-K at that time attaching the Amendment as an exhibit thereto. The Existing Plan, as amended by the Amendment, remains subject to approval by the Court. The Court has previously determined that it would consider the confirmation of the Existing Plan, as amended by the Amendment, on February 14, 2017.

At a hearing on December 21, 2016, the Court entered an order resolving the Equity Committee Motion (the “Order”). The foregoing description of the Settlement, which is set forth in the Order, is qualified by reference to the full text of the Order, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 22, 2016, the Company issued a press release announcing the terms of the Settlement. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K is for informational purposes only and does not constitute an offer to buy, nor a solicitation of an offer to sell, any securities of the Company, nor does it constitute a solicitation of consent from any persons with respect to the transactions contemplated hereby and thereby. While the Company expects the restructuring will take place in accordance with the Existing Plan, as amended by the Amendment, there can be no assurance that the Company will be successful in completing a restructuring.

The information included in this Form 8-K under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Existing Plan, as amended by the Amendment; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions during the bankruptcy process, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization in accordance with the terms of a plan of reorganization; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Court Order resolving Equity Committee Motion, dated December 21, 2016

99.2	Press Release issued by the Company on December 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: December 22, 2016	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Court Order resolving Equity Committee Motion, dated December 21, 2016

99.2	Press Release issued by the Company on December 22, 2016